Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Statement of Assets and Liabilities                            7
         Portfolio of Investments in Securities                         8
         Notes to Portfolio of Investments in Securities               10
         Statement of Operations                                       11
         Statements of Changes in Net Assets                           12
         Notes to Financial Statements                                 13




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




                      USAA Family of Funds Summary

       Fund                                             Minimum
     Type/Name                    Volatility           Investment*
     ---------                    ----------           ----------

CAPITAL APPRECIATION
=============================================================================
 Aggressive Growth                Very high              $3,000
 Emerging Markets(1)              Very high              $3,000
 First Start Growth               Moderate to high       $3,000
 Gold(1)                          Very high              $3,000
 Growth                           Moderate to high       $3,000
 Growth & Income                  Moderate               $3,000
 International(1)                 Moderate to high       $3,000
 S&P 500 Index(2)                 Moderate               $3,000
 Science
  & Technology(5)                 Very high              $3,000
 World Growth(1)                  Moderate to high       $3,000

ASSET ALLOCATION
=============================================================================
 Balanced Strategy(1)             Moderate               $3,000
 Cornerstone Strategy(1)          Moderate               $3,000
 Growth and Tax
  Strategy(3)                     Moderate               $3,000
 Growth Strategy(1)               Moderate to high       $3,000
 Income Strategy                  Low to moderate        $3,000

INCOME - TAXABLE
============================================================================
 GNMA                             Low to moderate        $3,000
 Income                           Moderate               $3,000
 Income Stock                     Moderate               $3,000
 Short-Term Bond                  Low                    $3,000

INCOME - TAX EXEMPT
============================================================================
 Long-Term(3)                     Moderate               $3,000
 Intermediate-Term(3)             Low to moderate        $3,000
 Short-Term(3)                    Low                    $3,000
 State Bond Income(3)**           Moderate               $3,000

MONEY MARKET
==========================================================================
 Money Market(4)                  Very low               $3,000
 Tax Exempt
  Money Market(3),(4)             Very low               $3,000
 Treasury Money
  Market Trust(4)                 Very low               $3,000
 State Money Market(3),(4)**      Very low               $3,000


(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(5) This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.
** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President

"We are now ready to move to another  plateau."

Back in 1980 we began to craft a family of mutual funds that would allow an investor to create a diversified portfolio suited to an individual's appetite for risk. In 1984 we started a brokerage service because we thought some members might want that. The two have grown beyond our dreams. Our fund family now offers 35 investment choices and our Brokerage Service has become a very significant presence in its industry. We are now ready to move to another plateau.

As I write this message, the USAA Investment Management Company is in the process of ending our long and mutually rewarding relationship with BHC Securities, and taking on all of the responsibilities of running our Brokerage Service. The term for this is "self-clearing." It includes our own seat on the Chicago Stock Exchange. Shortly after we achieve self-clearing, we shall also move our mutual fund accounts off of an internal system and onto the facilities of DST Systems, a Kansas City company that processes very much of the mutual fund industry's transactions. These two moves will greatly improve our ability to offer you better service.

Our goal is to give you a single investment account which can hold, track and report to you on almost any type of investment you wish to make. It will offer features such as low-cost loans based upon your investments,(1) easy movement of funds,(2) and a single statement. It will also be tied to other USAA services such as banking, fixed and variable annuities and property and casualty and life insurance. We will make this the only investment account you will need. You'll be hearing more on this in coming months.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, appears here.]


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (IMCO), including charges and expenses, please call for a prospectus. Read it carefully before you invest.

USAA Brokerage Services is a discount brokerage service of USAA IMCO, a member of the NASD.

(1) Margin borrowing allows you to buy securities using funds that we will loan you for payment. It can serve as a low-interest loan which can be used for any purpose. Not all securities can be margined, however. Margin borrowing involves additional risks.

(2) An investor should consider the fluctuating values of securities.





Investment Review

INCOME FUND


OBJECTIVE: Maximum current income without undue risk to principal.

TYPES OF INVESTMENTS: Income-producing securities selected for their high yields relative to the risk involved.

================================================================================
                                            7/31/97              1/31/98
  Net Assets                           $1,663.0 Million     $1,738.3 Million
  Net Asset Value Per Share                 $12.54               $12.88
================================================================================
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/98
     7/31/97 to 1/31/98          1 Year           5 Years          10 Years
           6.18%+                12.17%            7.70%            9.76%
================================================================================

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Fund to the Lehman Brothers Aggregate Bond Index Fund and the Lipper Corporate Debt A Rated Average from 01/31/88 to 01/31/98. The data points from the graph are as follows:


                               LEHMAN BROTHERS       LIPPER CORPORATE
          USAA INCOME           AGGREGATE BOND        DEBT A RATED
             FUND                  INDEX                 AVERAGE
          ----------             --------                -------

01/31/88    10,000                10,000                 10,000
06/88       10,209                10,142                 10,142
12/88       10,593                10,422                 10,469
06/89       11,618                11,381                 11,371
12/89       12,319                11,937                 11,808
06/90       12,534                12,274                 12,035
12/90       13,266                13,006                 12,605
06/91       13,972                13,588                 13,217
12/91       15,837                15,087                 14,806
06/92       16,195                15,496                 15,192
12/92       17,163                16,204                 15,968
06/93       18,512                17,321                 17,294
12/93       18,868                17,784                 17,858
06/94       17,542                17,096                 16,905
12/94       17,885                17,265                 16,998
06/95       20,186                19,241                 19,020
12/95       22,261                20,455                 20,314
06/96       21,422                20,206                 19,878
12/96       22,557                21,197                 20,872
06/97       23,181                21,853                 21,473
12/97       25,050                23,244                 22,823
01/31/98    25,384                23,542                 23,103


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund to the broad-based Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt A Rated Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Corporate Debt A Rated Average is the average performance level of all corporate debt funds A rated, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.





Message from the Manager

[Photograph of the Portfolio Manager, John W. Saunders, Jr., CFA, appears here.]

MARKET CONDITIONS AND PERFORMANCE
This past six months reporting period ending January 31, 1998, includes the best bond market we have seen in the past two years. Interest rates for the 30-year U.S. Treasury bond,(1) as shown on the chart below, declined from 6.30% on July 31, 1997, to 5.86% on January 30, 1998. I am pleased to report that your Fund has performed very well for this period. In fact, for the latest twelve months ending January 31, 1998, your Fund's total return of 12.17% ranked number 9 out of 140 funds in the Lipper(2) Corporate Debt A-Rated Bond Fund category in which the Fund's performance is measured.(3)

PORTFOLIO
The Federal Reserve appears comfortable with the outlook that inflation will remain low, and this has calmed the bond market. In this more hospitable environment, we made some changes in the portfolio. Our common stock holdings, primarily electric utilities which are sensitive to changes in interest rates, were sold when their appreciating prices made their dividend yields fall well below those available in bonds and preferred stocks. Additional investments were made in Real Estate Investment Trust (REIT) preferred stocks at very attractive dividend yields. We also increased our position in long U.S. Treasury bonds while reducing our holdings in agency mortgage pass-through securities (FHLMC, FNMA, and GNMA). As of January 31, 1998, the portfolio mix, as percentages of the net assets, was 29.6% in U.S. Treasury bonds, 54.5% in agency mortgages pass-through securities, 7.5% in corporate bonds, and 7.6% in preferred stocks.


---------------------------------
30-YEAR U.S TREASURY BOND YIELD
---------------------------------


A chart in the form of a line graph appears here, illustrating the yield of the 30-Year U.S. Treasury Bond from 7/31/97 to 1/30/98. The data points from the graph are as follows:



  30 YEAR U.S. TREASURY BOND YIELD

   7/31/97                6.30%
   8/15/97                6.58%
   8/29/97                6.64%
   9/15/97                6.60%
   9/30/97                6.43%
   10/15/97               6.43%
   10/31/97               6.18%
   11/14/97               6.18%
   11/28/97               6.12%
   12/15/97               6.05%
   12/31/97               5.99%
   1/15/98                5.79%
   1/30/98                5.86%


(1) The 30-year U.S. Treasury Bond is generally   considered  the  benchmark for
U.S. long-term  interest  rates.

(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.

(3) For the 5- and 10-year periods ending January 31, 1998, the Fund ranked 11 out of 60 and 3 out of 36, respectively. Returns for the one, five, and ten-year periods ending January 31, 1998, respectively, are listed on page 4.



OUTLOOK
The financial press is full of predictions about the expected negative impact on the U.S. economy which will result from the currency and financial market woes in Asia. The Asian deflation makes imports to the U.S. less costly, in contrast with now higher priced U.S. exports to Asia, thus aggravating our balance of trade deficit. Implications for the bond market are positive. A deepening U.S. trade deficit, together with a shrinking U.S. budget deficit, produces an interesting supply/demand relationship for U.S. Treasury securities. If there are more U.S. dollars in Asian hands, and less of a need by the U.S. Treasury to issue securities, then this could cause prices for U.S. Treasury securities to rise (declining interest rates) because of strong demand versus smaller supply. Inflation in the U.S. continues in a downtrend, and this can also lower interest rates. In any event, the potential for rising interest rates appears to be low for the time being. We will continue to seek a high level of income for the Fund to enhance the compounding of potential returns which accrue through reinvestment of income.



                              TOP 10 SECURITIES
                              (% OF NET ASSETS)
      ------------------------------------------------------------
                               Coupon Rate%        % of Net Assets
                               ------------        ---------------
      GNMA                         7.50                  25.1
      U.S. Treasury Bond           7.875                 18.8
      FNMA                         7.50                  10.4
      U.S. Treasury Bond           6.125                  9.8
      GNMA                         7.00                   5.3
      GNMA                         6.50                   4.4
      FNMA                         7.00                   4.2
      GNMA                         8.00                   2.8
      FNMA                         8.00                   2.3
      Household Finance            7.25                   1.2



See page 8 for a complete listing of the Portfolio of Investments in Securities.





INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1998
(Unaudited)

ASSETS
   Investments in securities, at market value (identified cost
     of $1,633,960)                                                 $1,724,009
   Cash                                                                    503
   Receivables:
      Capital shares sold                                                  612
      Interest                                                          20,094
      Securities sold                                                      612
                                                                    ----------
         Total assets                                                1,745,830
                                                                    ----------

LIABILITIES
   Securities purchased                                                  5,944
   Capital shares redeemed                                                 882
   USAA Investment Management Company                                      354
   USAA Transfer Agency Company                                            160
   Accounts payable and accrued expenses                                   164
                                                                    ----------
         Total liabilities                                               7,504
                                                                    ----------
            Net assets applicable to capital shares outstanding     $1,738,326
                                                                    ==========


REPRESENTED BY:
   Paid-in capital                                                  $1,642,709
   Accumulated undistributed net investment income                         772
   Accumulated net realized gain on investments                          4,796
   Net unrealized appreciation of investments                           90,049
                                                                    ----------
            Net assets applicable to capital shares outstanding     $1,738,326
                                                                    ==========
   Capital shares outstanding                                          134,925
                                                                    ==========
   Net asset value, redemption price, and offering price per share  $    12.88
                                                                    ==========

See accompanying notes to financial statements.






INCOME FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES


January 31, 1998
(Unaudited)
                                                                         Market
   Number                                                                 Value
  of Shares                       Security                                (000)
  ---------                       --------                                -----

                             PREFERRED STOCKS (7.6%)
  103,107   Avalon Properties, Inc. "A", 9% cumulative redeemable      $   2,797
  444,526   Avalon Properties, Inc. "B", 8.96% cumulative redeemable      11,863
  483,800   Bay Apartment Communities, Inc. "C", 8.50% cumulative
              redeemable                                                  12,639
  421,240   Bay Apartment Communities, Inc. "D", 8% cumulative
              redeemable                                                  10,636
  164,400   Duke Realty Investments, Inc. depositary shares "A",
              9.10% cumulative redeemable                                  4,480
   40,000   Equity Residential Properties Trust depositary shares "B",
              9.125% cumulative redeemable                                 1,100
  575,000   Equity Residential Properties Trust depositary shares "C",
              9.125% cumulative redeemable                                15,776
  115,300   Equity Residential Properties Trust depositary shares "F",
              9.65% cumulative redeemable                                  3,063
  331,200   First Industrial Realty Trust, Inc. depositary shares "B",
              8.75% cumulative redeemable                                  8,653
  412,000   Gables Residential Trust "A", 8.3% cumulative redeemable      10,480
  142,500   Merry Land and Investments Co., Inc. "D",
              8.29% cumulative redeemable                                  7,642
  250,000   Post Properties, Inc. "A", 8.5% cumulative redeemable         14,000
  205,000   Security Capital Industrial Trust "C", 8.54% cumulative
              redeemable                                                  11,839
  200,000   Shurgard Storage Centers, Inc. "B", 8.8% cumulative
              redeemable                                                   5,300
  400,000   United Dominion Realty Trust, Inc. "B", 8.60% cumulative
              redeemable                                                  10,900
--------------------------------------------------------------------------------
            Total preferred stocks (cost: $122,588)                      131,168
--------------------------------------------------------------------------------


  Principal
   Amount                                      Coupon
    (000)                                       Rate    Maturity
    -----                                       ----    --------

                          CORPORATE OBLIGATIONS (7.5%)
$  15,000   Avco Financial Services, Inc.,
              Senior Notes                      6.00%    8/15/02          14,914
    5,000   Caliber Systems, Inc., Notes        7.80     8/01/06           5,431
   15,000   Chase Manhattan Corp.,
              Subordinated Notes                7.13     2/01/07          15,760
    4,900   Consolidated Rail Corp.,
              Debentures                        9.75     6/15/20           6,599
   15,000   First Union Corp., Subordinated
              Notes                             7.50     7/15/06          16,105
   20,000   Household Finance Corp., Notes      7.25     5/15/06          21,018
   10,000   Province of Quebec, Debentures      6.50     1/17/06          10,161
   15,000   Province of Quebec, Global
              Debentures                        7.00     1/30/07          15,771
   15,000   Waste Management, Inc., Notes       7.00    10/15/06          15,463
    9,000   Wells Fargo & Co., Subordinated
              Notes                             6.88     4/01/06           9,340
--------------------------------------------------------------------------------
            Total corporate obligations (cost: $120,359)                 130,562
--------------------------------------------------------------------------------

                     U.S. GOVERNMENT & AGENCY ISSUES (84.1%)
            Federal National Mortgage Assn. (16.9%)
   72,076   7.00%, 9/01/22 - 9/01/23                                      73,518
  174,253   7.50%, 2/01/22 - 2/01/23                                     180,077
   38,047   8.00%, 5/01/21 - 12/01/22                                     39,738
--------------------------------------------------------------------------------
                                                                         293,333
--------------------------------------------------------------------------------
            Government National Mortgage Assn. (37.6%)
   76,821   6.50%, 6/15/23 - 4/15/26                                      76,824
   90,993   7.00%, 5/15/23 - 3/15/26                                      92,657
  423,271   7.50%, 9/15/22 - 5/15/27                                     436,950
   45,712   8.00%, 3/15/22 - 5/15/24                                      47,818
--------------------------------------------------------------------------------
                                                                         654,249
--------------------------------------------------------------------------------
            U.S. Treasury Bonds (29.6%)
  162,665   6.125%, 11/15/27                                             169,934
   16,770   6.375%, 8/15/27                                               18,017
  262,249   7.875%, 2/15/21                                              326,746
--------------------------------------------------------------------------------
                                                                         514,697
--------------------------------------------------------------------------------
            Total U.S. Government & agency issues (cost: $1,391,013)   1,462,279
--------------------------------------------------------------------------------
            Total investments (cost: $1,633,960)                      $1,724,009
================================================================================





INCOME FUND
NOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.




See accompanying notes to financial statements.






INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1998
(Unaudited)

Net investment income:
   Income:
      Dividends                                                       $  7,004
      Interest                                                          53,131
                                                                      --------
         Total income                                                   60,135
                                                                      --------
   Expenses:
      Management fees                                                    2,046
      Transfer agent's fees                                                949
      Custodian's fees                                                     115
      Postage                                                               56
      Shareholder reporting fees                                            26
      Directors' fees                                                        2
      Registration fees                                                     41
      Professional fees                                                     18
      Other                                                                 23
                                                                      --------
         Total expenses                                                  3,276
                                                                      --------
            Net investment income                                       56,859
                                                                      --------
Net realized and unrealized gain on investments:
   Net realized gain                                                    16,485
   Change in net unrealized appreciation/depreciation                   29,712
                                                                      --------
            Net realized and unrealized gain                            46,197
                                                                      --------
Increase in net assets resulting from operations                      $103,056
                                                                      ========


See accompanying notes to financial statements.






INCOME FUND
STATEMENTS  OF  CHANGES  IN NET ASSETS
(IN  THOUSANDS)

Six-month  period  ended January 31, 1998
and Year ended July 31, 1997
(Unaudited)


                                                        1/31/98        7/31/97
                                                        -------        -------
From operations:
   Net investment income                             $   56,859     $  114,449
   Net realized gain (loss) on investments               16,485         (7,337)
   Change in net unrealized appreciation/depreciation
     of investments                                      29,712         87,179
                                                     ----------     ----------
      Increase in net assets resulting from
        operations                                      103,056        194,291
                                                     ----------     ----------
Distributions to shareholders from:
   Net investment income                                (56,154)      (114,688)
                                                     ----------     ----------
From capital share transactions:
   Proceeds from shares sold                            104,864        114,260
   Dividend reinvestments                                45,621         93,216
   Cost of shares redeemed                             (122,042)      (361,404)
                                                     ----------     ----------
      Increase (decrease) in net assets from capital
        share transactions                               28,443       (153,928)
                                                     ----------     ----------
Net increase (decrease) in net assets                    75,345        (74,325)
Net assets:
   Beginning of period                                1,662,981      1,737,306
                                                     ----------     ----------


   End of period                                     $1,738,326     $1,662,981
                                                     ==========     ==========
Undistributed net investment income included in
   net assets:
   End of period                                     $      772     $       62
                                                     ==========     ==========
Change in shares outstanding:
   Shares sold                                            8,307          9,339
   Shares issued for dividends reinvested                 3,617          7,653
   Shares redeemed                                       (9,652)       (29,529)
                                                     ----------     ----------
      Increase (decrease) in shares outstanding           2,272        (12,537)
                                                     ==========     ==========
Authorized shares of $.01 par value                     200,000        200,000
                                                     ==========     ==========


See accompanying notes to financial statements.






INCOME FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1998
(Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in U.S. dollar-denominated securities that have high yields relative to the risk involved.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

4. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease paid-in capital by $6,773, increase accumulated undistributed net investment income by $4,880, and increase accumulated net realized gain on investments by $1,893.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2)  LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1998.


(3)  DISTRIBUTIONS
Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4)  INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1998 were $382,581,699 and $349,423,456, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1998 was $92,948,051 and $2,898,734, respectively.


(5)  TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of   the
Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .24% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage Services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1998 was $19,200.


(6)  TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1998, the Association and its affiliates (including related employee benefit plans) owned 23,512,237 shares (17.4%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7)  FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                             Six-Month                                             Ten-Month
                           Period Ended                                          Period Ended      Year Ended
                            January 31,          Year Ended July 31,                July 31,      September 30,
                                            -------------------------------
                               1998         1997        1996           1995          1994            1993
                               ----         ----        ----           ----          ----            ----

Net asset value at
   beginning of period     $    12.54   $    11.97   $    12.11     $    11.67    $    13.28      $    12.76
Net investment income             .43          .83          .83            .84           .72             .90
Net realized and
   unrealized gain (loss)         .33          .57         (.13)           .45         (1.30)            .52
Distributions from net
   investment income             (.42)        (.83)        (.84)          (.85)         (.78)           (.90)
Distributions of realized
   capital gains                  -            -            -              -            (.25)             -
                           ----------   ----------   ----------      ---------     ---------      ----------

Net asset value at
   end of period           $    12.88   $    12.54   $    11.97     $    12.11    $    11.67      $    13.28
                           ==========   ==========   ==========     ==========    ==========      ==========

Total return (%) *               6.18        12.15         5.78          11.64         (4.52)          11.58
Net assets at
   end of period (000)     $1,738,326   $1,662,981   $1,737,306     $1,755,171    $1,718,934      $1,932,064
Ratio of expenses to
   average net assets (%)         .38(a)       .39          .40            .41           .41(a)          .41
Ratio of net investment
   income to average
   net assets (%)                6.67(a)      6.76         6.64           7.27          6.98(a)         7.00
Portfolio turnover (%)          20.85(b)     57.50(b)     81.26(b)       30.86(b)      25.36(b)        44.82
Average commission
   rate paid per share+    $    .0513   $    .0500   $    .0469

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) At times, the Fund has  simultaneously  purchased and sold the same securities.  These  transactions sometimes  were  high in  volume  and were dissimilar to other trade  activity  within the Fund. If these transactions were excluded from the calculation,  the portfolio  turnover rate would have been as follows:


                          Six-Month                                   Ten-Month
                        Period Ended                                Period Ended
                         January 31,        Year Ended July 31,        July 31,
                                        --------------------------
                            1998        1997       1996       1995      1994
                            ----        ----       ----       ----      ----

Portfolio turnover (%)       15.54      22.07      44.69       9.09       16.79
Purchases and sales of
  this type are as
  follows:
Purchases (000)           $ 88,811   $593,587   $648,396   $360,943    $155,322
Sales (000)               $ 88,915   $594,283   $649,193   $361,366    $155,497



================================================================================


                                   Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205



                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information On Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund Touchline(Registered Trademark)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777

================================================================================